Exhibit 19

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

  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                              10

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.170%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.180%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.210%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.530%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans         Precomputed Loans                   Total
  Interest Collections                                               $8,256,414.45                  $119.83           $8,256,534.28
  Repurchased Loan Proceeds Related to Interest                          12,602.04                     0.00               12,602.04
                                                                         ---------                     ----               ---------
      Total                                                          $8,269,016.49                  $119.83           $8,269,136.32
  Servicer Advances:
  Principal Advances                                                         $0.00                  $364.74                 $364.74
  Interest Advances                                                   1,720,251.30                   182.68            1,720,433.98
                                                                      ------------                   ------            ------------
      Total                                                          $1,720,251.30                  $547.42           $1,720,798.72
  Principal:
  Principal Collections                                             $60,369,273.61                $6,678.39          $60,375,952.00
  Prepayments in Full                                                30,361,050.33                 7,808.30           30,368,858.63
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        539,526.46                     0.00              539,526.46
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $91,269,850.40               $14,486.69          $91,284,337.09
  Liquidation Proceeds                                                                                                $2,139,914.28
  Recoveries from Prior Month Charge-Offs                                                                                 56,486.03
                                                                                                                          ---------
      Total Principal Collections                                                                                    $93,480,737.40
  Principal Losses for Collection Period                                                                              $4,087,113.35
  Total Regular Principal Reduction                                                                                  $95,371,815.18
  Total Collections                                                                                                 $103,470,672.44

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $103,470,672.44
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $103,470,672.44



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                              10

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,914,705.24        $1,914,705.24                $0.00
   Amount per $1,000 of Original Balance               0.63                 0.63                 0.00
  Net Swap Payment, Tranche A2 B                 $136,351.26
  Net Swap Payment, Tranche A3 B                 $199,500.00
  Net Swap Payment, Tranche A4 B                 $232,451.66
  Net Swap Payment, Tranche B-2                   $45,227.70
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  667,338.50          667,338.50                   0.00                 0.00                0.00
   Class A2 B Notes                  530,163.37          530,163.37                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  308,275.00          308,275.00                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  234,034.17          234,034.17                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    52,243.13           52,243.13                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,143,645.42       $3,143,645.42                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,393,599.59       $3,393,599.59               $0.00                $0.00               $0.00
  Total Available for Principal Distribution    $97,548,836.99
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        23,205,836.09
   Regular Principal Distribution Amount     66,261,745.68
                                             -------------
      Principal Distribution Amount         $89,467,581.77
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       44,733,790.89
    Class A2 B Notes                                       44,733,790.88
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                          $89,467,581.77
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $89,467,581.77
  Collections Released to Seller                          $8,081,255.22
  Total Available for Distribution          $103,470,672.44
  Total Distribution (incl. Servicing Fee)  $103,470,672.44

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                              10

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              69.90                    1.04                    70.94
  Class A2 B Notes                                              69.90                    0.83                    70.72
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.08                     1.08
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.11                     1.11
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.40                     1.40
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $29.83                   $1.05                   $30.88
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $29.24                   $1.11                   $30.35

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,131,073,633.88       0.7104943              $2,041,606,052.11        0.6806660
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             494,324,816.94       0.7723825                 449,591,026.05        0.7024860
  Class A2 B Notes                             494,324,816.94       0.7723825                 449,591,026.06        0.7024860
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,191,062,633.88       0.7161709              $2,101,595,052.11        0.6869275
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.21%
  Weighted Average Remaining Maturity (WAM)              41.55                                           40.75
  Remaining Number of Receivables                      152,323                                         149,430
  Portfolio Receivable Balance               $2,297,646,285.98                               $2,202,274,470.80

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $6,272,745.68
  Specified Credit Enhancement Amount                                                                        $22,022,744.71
  Yield Supplement Overcollateralization Amount                                                              $94,406,673.01
  Target Level of Overcollateralization                                                                     $100,679,418.69









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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                              10

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $2,139,914.28
  Recoveries from Prior Month Charge-Offs                                                                                $56,486.03
  Total Principal Losses for Collection Period                                                                        $4,087,113.35
  Charge-off Rate for Collection Period (annualized)                                                                          0.99%
  Cumulative Net Losses for all Periods                                                                              $10,896,045.10


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,828                $27,756,503.02
  61-90 Days Delinquent                                                                           274                 $4,065,008.55
  91-120 Days Delinquent                                                                           69                 $1,140,395.15
  Over 120 Days Delinquent                                                                         95                 $1,668,881.47

  Repossesion Inventory                                                                           281                 $4,718,654.60


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.9474%
  Preceding Collection Period                                                                                               0.9458%
  Current Collection Period                                                                                                 1.0084%
  Three Month Average                                                                                                       0.9672%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2948%
  Current Collection Period                                                                                                 0.2931%
  Three Month Average                                                                                                       0.2933%











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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                   October, 2003
  Distribution Date                                                                                                      11/17/2003
  Transaction Month                                                                                                              10

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,591,684.86                     $3,548.24
  New Advances                                                                           1,700,880.23                        547.42
  Servicer Advance Recoveries                                                            1,866,612.14                        778.17
                                                                                         ------------                        ------
  Ending Servicer Advances                                                              $5,425,952.95                     $3,317.49

  Current Month Interest Advances for Prepaid Loans                                        $19,371.07                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $1,931.32
  Additional Payaheads                                                                                                     8,734.13
  Payahead Draws                                                                                                           7,928.13
                                                                                                                           --------
  Ending Payahead Account Balance                                                                                         $2,737.32

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